Related Party Transactions	12 Months Ended
Dec. 31, 2015
Related Party Transactions [Abstract]
Related Party Transactions
11.	Related Party Transactions

a)

The Partnership has entered into an omnibus agreement with Teekay Corporation, Teekay LNG Partners L.P., the general partner and others governing, among other things, when the Partnership, Teekay Corporation and Teekay LNG Partners L.P. may compete with each other and certain rights of first offering on liquefied natural gas carriers, conventional tankers, shuttle tankers, FSO units and FPSO units.

b)

In May 2013, the Partnership entered into a ten-year charter contract, plus extension options, with Salamander Energy plc (or Salamander) to supply a FSO unit in Asia. The Partnership converted its 1993-built shuttle tanker, the Navion Clipper, into an FSO unit, which commenced its charter contract with Salamander in August 2014. The Partnership has received project management and execution services from certain subsidiaries of Teekay Corporation relating to the FSO conversion. These costs were capitalized and are included in vessels and equipment. Project management and execution costs paid to Teekay Corporation subsidiaries amounted to $3.6 million as of December 31, 2015.

c)

In May 2013, the Partnership entered into an agreement with Statoil, on behalf of the field license partners, to provide an FSO unit for the Gina Krog oil and gas field located in the North Sea. The contract will be serviced by a new FSO unit that is being converted from the Randgrid shuttle tanker, which commenced its conversion during the second quarter of 2015. The Partnership has received project management and engineering services from certain subsidiaries of Teekay Corporation relating to this FSO unit conversion. These costs are capitalized and included as part of advances on newbuilding contracts and will be reclassified to vessels and equipment upon completion of the conversion in early-2017. Project management and engineering costs paid to Teekay Corporation subsidiaries amounted to $6.7 million as of December 31, 2015.

d)

On May 2, 2013, the Partnership acquired from Teekay Corporation its 100% interest in Voyageur L.L.C., which owns the Voyageur Spirit FPSO unit, which operates on the Huntington Field in the North Sea under a five-year contract, plus up to 10 one-year extension options, with E.ON, for an original purchase price of $540.0 million. Due to a defect encountered in one of its two gas compressors, the FPSO unit was unable to achieve final acceptance by E.ON within the allowable timeframe, resulting in the FPSO unit being declared off-hire by the charterer retroactive to April 13, 2013.

On September 30, 2013, the Partnership entered into an interim agreement with E.ON whereby the Partnership was compensated for production beginning August 27, 2013 until the receipt of final acceptance by E.ON. Until receipt of final acceptance, Teekay Corporation agreed to indemnify the Partnership for certain production shortfalls and unreimbursed vessel operating expenses. For the period from April 13, 2013 to December 31, 2013, Teekay Corporation indemnified the Partnership a total of $34.9 million for production shortfalls and unreimbursed repair costs. During 2014, Teekay Corporation indemnified the Partnership for a further $3.5 million for production shortfalls and unrecovered repair costs to address the compressor issues, and paid another $2.7 million in late-2014 relating to a final settlement of pre-acquisition capital expenditures for the Voyageur Spirit FPSO unit. On April 4, 2014, the Partnership received the certificate of final acceptance from the charterer, which declared the unit on-hire retroactive to February 22, 2014.

Amounts paid as indemnification from Teekay Corporation to the Partnership were effectively treated as a reduction in the purchase price paid by the Partnership for the FPSO unit. The original purchase price of $540.0 million was effectively reduced to $503.1 million ($273.1 million net of assumed debt of $230.0 million) to reflect total indemnification payments from Teekay Corporation of $41.1 million, partially offset by the excess value of $4.3 million relating to the 1.4 million common units issued as part of the purchase price to Teekay Corporation on the date of closing of the transaction in May 2013 compared to the value of the common units at the date Teekay Corporation offered to sell the FPSO unit to the Partnership. The excess of the purchase price (net of assumed debt) over the book value of the net assets of $201.8 million has been accounted for as an equity distribution to Teekay Corporation of $71.4 million.

e)

On June 10, 2013, the Partnership acquired Teekay Corporation’s 50% interest in OOG-TKP FPSO GmbH & Co KG, a joint venture with Odebrecht Oil & Gas S.A (or Odebrecht), which owns the Cidade de Itajai (or Itajai) FPSO unit, for a cash purchase price of $53.8 million. The Partnership’s investment in the Itajai FPSO unit is accounted for using the equity method.

The purchase price was based on an estimate of the fully built-up cost of the Itajai FPSO unit, including certain outstanding contractual items. During 2014, the joint venture received in connection with the resolution of these contractual items an aggregate of $6.1 million in reimbursements from the charterer and insurer, which was originally deducted from the Partnership’s purchase price of the Itajai FPSO unit. Accordingly, the Partnership remitted this reimbursed amount to Teekay Corporation.

f)

The long-term bareboat contracts relating to two of the Partnership’s conventional tankers, the SPT Explorer and Navigator Spirit, with a joint venture in which Teekay Corporation had a 50% interest, were novated under the same terms to a subsidiary of Teekay Corporation in January 2014 and March 2014, respectively. The excess of the contractual rates over the market rates at the time of the novations were $0.9 million and $1.0 million for the years ended December 31, 2015 and 2014, respectively, and is accounted for as an equity contribution from Teekay Corporation.

In December 2015, the Partnership terminated the long-term bareboat contracts for these two conventional tankers (see notes 11i and 19). Immediately following the contract terminations, the Partnership sold its 100% interest in SPT Explorer L.L.C. and Navigator Spirit L.L.C., which own the SPT Explorer and the Navigator Spirit conventional tankers, respectively, to Teekay Tankers Ltd. (see note 19).

g)

In December 2014, the Partnership entered into an agreement with a consortium led by Queiroz Galvão Exploração e Produção SA (or QGEP) to provide an FPSO unit for the Atlanta field located in the Santos Basin offshore Brazil. In connection with the contract with QGEP, the Partnership acquired the Petrojarl I FPSO from Teekay Corporation for a purchase price of $57 million. The purchase price was financed by means of an intercompany loan payable to a subsidiary of Teekay Corporation, which was repaid in July 2015. Interest payments on the loan were at a fixed rate of 6.5%. The Petrojarl I is currently undergoing upgrades at the Damen Shipyard Group’s DSR Schiedam Shipyard in the Netherlands for an estimated cost of approximately $267 million, which includes the cost of acquiring the Petrojarl I (see note 14f). The excess of the purchase price over Teekay Corporation’s carrying value of the Petrojarl I FPSO unit has been accounted for as an equity distribution to Teekay Corporation of $12.4 million in 2014.

h)

On July 1, 2015, the Partnership acquired from Teekay Corporation its 100% interest in the Knarr Companies, which own the Petrojarl Knarr FPSO unit, which operates on the Knarr Field in the North Sea, for an equity purchase price of $529.4 million (see note 3).

i)

During 2015, four conventional tankers, two shuttle tankers and three FSO units of the Partnership were employed on long-term bareboat and time-charter-out contracts with subsidiaries of Teekay Corporation. In 2015, the Partnership terminated the long-term bareboat and time-charter-out contracts under which three of these conventional tankers were employed with a subsidiary of Teekay Corporation. The Partnership concurrently paid total net early termination fees to Teekay Corporation of $1.8 million (see note 19), which is recorded in revenue on the consolidated statements of income.

In 2013, the Partnership terminated the long-term time-charter-out contracts under which two of its conventional tankers were employed with a subsidiary of Teekay Corporation. The Partnership received early termination fees from a subsidiary of Teekay Corporation of $11.3 million, which is recorded in net loss from discontinued operations on the consolidated statements of income.

j)

Teekay Corporation and its wholly-owned subsidiaries provide substantially all of the Partnership’s commercial, technical, crew training, strategic, business development and administrative service needs. In addition, the Partnership reimburses the general partner for expenses incurred by the general partner that are necessary or appropriate for the conduct of the Partnership’s business. Such related party transactions were as follows for the periods indicated:

	Year Ended December 31,
	2015	2014	2013
	$	$	$
Revenues(1)	68,734	68,172	71,905
Vessel operating expenses(2)	(39,779)	(39,237)	(39,820)
General and administrative(3)(4)	(52,257)	(42,396)	(29,528)
Interest income(5)	—	—	1,217
Interest expense(6)(7)	(5,556)	(933)	(818)
Other expense(8)	—	—	(319)
Net income from related party transactions from discontinued operations(9)	—	—	19,255

(1)

Includes revenue from time-charter-out or bareboat contracts with subsidiaries or affiliates of Teekay Corporation, including management fees from ship management services provided by the Partnership to a subsidiary of Teekay Corporation, and net early termination fees paid by the Partnership to Teekay Corporation (see above and note 19).

(2)	Includes ship management and crew training services provided by Teekay Corporation.
(3)

Includes commercial, technical, strategic, business development and administrative management fees charged by Teekay Corporation and reimbursements to Teekay Corporation and the Partnership’s general partner for costs incurred on the Partnership’s behalf.

(4)

Includes business development fees of $9.7 million, $2.2 million and $2.0 million to Teekay Corporation in connection with the acquisition of the Knarr Companies, six long-distance towing and offshore installation vessels, and the Arendal Spirit UMS, respectively, during the year ended December 31, 2015; business development fees of $1.6 million and $2.1 million to Teekay Corporation in connection with the acquisition of ALP and the Petrojarl I FPSO unit, respectively, during the year ended December 31, 2014; and a $1.0 million business development fee to Teekay Corporation in connection with the acquisition of the 2010-built HiLoad Dynamic Positioning unit from Remora AS during the year ended December 31, 2013.

(5)

Interest income for the year ended December 31, 2013 relates to the interest received from Teekay Corporation and the Partnership’s general partner on a $150 million partial prepayment for the Voyageur Spirit FPSO unit. The Partnership received interest at a rate of LIBOR plus a margin of 4.25% on the prepaid funds to Teekay Corporation from February 26, 2013 until the Partnership acquired the FPSO unit on May 2, 2013.

(6)	Includes a guarantee fee related to the final bullet payment of the Piranema Spirit FPSO debt facility guaranteed by Teekay Corporation and interest expense incurred on due to affiliates balances.
(7)

Includes interest expense of $5.1 million for the year ended December 31, 2015, incurred on the convertible promissory note issued to Teekay Corporation in connection with the financing of the acquisition of the Knarr Companies (see note 3). The convertible promissory note incurs interest at a rate of 6.50% on the outstanding principal balance, which as at December 31, 2015 was $100.0 million. The outstanding principal balance, together with accrued interest, is payable in full on July 1, 2016.

(8)	Unrealized loss from the change in fair value of the Partnership’s contingent consideration liability relating to the acquisition of the Scott Spirit.
(9)

Related party transactions relating to three conventional tankers determined to be discontinued operations. This includes revenue from long-term time-charter-out contracts with subsidiaries or affiliates of Teekay Corporation, including early termination fees described above; crew training fees charged by Teekay Corporation accounted for as vessel operating expenses; and commercial, technical, strategic and business development management fees charged by Teekay Corporation.

k)

At December 31, 2015, due from affiliates totaled $81.3 million (December 31, 2014 - $44.2 million) and due to affiliates totaled $304.6 million (December 31, 2014 - $108.9 million). Due to and from affiliates, other than the convertible promissory note issued to Teekay Corporation (see note 3), are non-interest bearing and unsecured, and are expected to be settled within the next fiscal year in the normal course of operations or from financings.